SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2012 (August 17, 2012)

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-9861	16-0968385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One M&T Plaza, Buffalo, New York 14203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (716) 842-5445

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

In connection with the offer and sale by the United States Department of the Treasury (“Treasury”) of 230,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, par value $1.00 and liquidation preference $1,000 per share, and 151,500 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series C, par value $1.00 and liquidation preference $1,000 per share (collectively, the “Preferred Stock”), of M&T Bank Corporation (the “Company”), the Company entered into an Underwriting Agreement, dated August 17, 2012, by and among the Company, Manufacturers and Traders Trust Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Sandler O’Neill & Partners, L.P., as representatives of the several underwriters listed on Schedule A thereto, and Treasury. The Underwriting Agreement includes a covenant by the Company for the benefit of holders of the Preferred Stock providing that the Preferred Stock will be subject to redemption by the Company at its option only (i) in whole or in part on or after November 15, 2018, subject to prior approval by the appropriate federal banking agency, or (ii) in whole but not in part at any time within 90 days following a “regulatory capital treatment event,” as defined therein. The Preferred Stock may be redeemed in each case at a redemption price equal to the liquidation preference per share, plus accrued dividends.

Item 9.01. Financial Statements and Exhibits

Exhibits are filed herewith in connection with the offer and sale by Treasury of the Preferred Stock pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-182348) (the “Registration Statement”). The sale of the Preferred Stock closed on August 21, 2012.

(d) Exhibits

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report.

1.1	Underwriting Agreement, dated August 17, 2012, by and among M&T Bank Corporation, Manufacturers and Traders Trust Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Sandler O’Neill & Partners, L.P., as representatives of the several underwriters listed on Schedule A thereto, and the United States Department of the Treasury.

5.1	Opinion of Sullivan & Cromwell LLP regarding the Preferred Stock.

10.1	Underwriting Agreement, dated August 17, 2012, by and among M&T Bank Corporation, Manufacturers and Traders Trust Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Sandler O’Neill & Partners, L.P., as representatives of the several underwriters listed on Schedule A thereto, and the United States Department of the Treasury (solely to the extent of Section 3(l) thereof, included as part of Exhibit 1.1).

23.1	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, M&T Bank Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

/s/ René F. Jones
Name: René F. Jones Title: Executive Vice President and Chief Financial Officer

Date: August 21, 2012

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 17, 2012, by and among M&T Bank Corporation, Manufacturers and Traders Trust Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Sandler O’Neill & Partners, L.P., as representatives of the several underwriters listed on Schedule A thereto, and the United States Department of the Treasury.

5.1	Opinion of Sullivan & Cromwell LLP regarding the Preferred Stock.

10.1	Underwriting Agreement dated August 17, 2012, by and among M&T Bank Corporation, Manufacturers and Traders Trust Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Sandler O’Neill & Partners, L.P., as representatives of the several underwriters listed on Schedule A thereto and the United States Department of the Treasury (solely to the extent of Section 3(l) thereof, included as part of Exhibit 1.1).

23.1	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 5.1).